Exhibit 99.1


               Buckeye Announces January-March Results


    MEMPHIS, Tenn.--(BUSINESS WIRE)--April 24, 2007--Buckeye Technologies Inc. (NYSE:BKI) today announced that it earned $6.6 million after tax (17 cents per share) in the quarter ended March 31, 2007. This included $0.8 million after tax in restructuring expenses associated with consolidations made in our European Sales Offices, Product and Market Development, and corporate overhead.

    During the same quarter of the prior year, the Company lost $0.8 million after tax (2 cents per share) which included $1.1 million after tax in restructuring and impairment expenses associated with the closure of the Glueckstadt, Germany cotton linter pulp plant in December, 2005.

    Net sales in the just completed quarter were $193 million, 6% higher than $181 million achieved in the same quarter of the prior year. Net sales for the first nine months of fiscal year 2007 were $569 million, also 6% higher than net sales of $535 million for the same period last year.

    Buckeye Chairman John B. Crowe commented, "Demand for our products continues to be strong, and our operations are responding to the challenge of matching production and sales. Good cash flow generation enabled us to reduce debt by $13 million during the quarter."

    Mr. Crowe went on to say, "The consolidations in our European Sales Offices, Product and Market Development and corporate overhead complement the operations consolidations we completed during the last several years and will provide annual savings of over $2 million."

    Buckeye, a leading manufacturer and marketer of specialty fibers and nonwoven materials, is headquartered in Memphis, Tennessee, USA. The Company currently operates facilities in the United States, Germany, Canada, and Brazil. Its products are sold worldwide to makers of consumer and industrial goods.

    Certain matters discussed in this press release may constitute forward-looking statements within the meaning of the federal securities laws that involve risks and uncertainties, including but not limited to economic, competitive, governmental, and technological factors affecting the Company's operations, financing, markets, products, services and prices, and other factors. For further information on factors which could impact the Company and the statements contained herein, please refer to public filings with the Securities and Exchange Commission.


                      BUCKEYE TECHNOLOGIES INC.
                CONSOLIDATED STATEMENTS OF OPERATIONS
                             (unaudited)
                (In thousands, except per share data)


                          Three Months Ended        Nine Months Ended
                     ----------------------------- -------------------
                     March 31  December  March 31  March 31  March 31
                        2007     31 2006    2006      2007      2006

                     --------- --------- --------- --------- ---------

Net sales            $193,009  $184,730  $181,407  $569,145  $535,117

Cost of goods sold    160,070   155,711   157,063   477,853   460,872
                     --------- --------- --------- --------- ---------
Gross margin           32,939    29,019    24,344    91,292    74,245
% of Sales               17.1%     15.7%     13.4%     16.0%     13.9%


Selling, research
 and administrative
 expenses              11,680    11,163    12,293    34,047    35,053
Amortization of
 intangibles and
 other                    500       507       486     1,638     1,494
Impairment of long-
 lived assets               -         -     1,469         -     1,469
Restructuring costs     1,201        11       333     1,224     3,425
                     --------- --------- --------- --------- ---------

Operating income       19,558    17,338     9,763    54,383    32,804

Net interest expense
 and amortization of
 debt costs           (10,020)  (10,440)  (11,061)  (31,211)  (31,819)
Loss on early
 extinguishment of
 debt                     (85)      (96)        -      (737)     (151)
Gain on sale of
 assets held for
 sale                       -         -         -       355         -
Foreign exchange and
 other                    422       246       148       674      (242)
                     --------- --------- --------- --------- ---------
Income (loss) before
 income taxes           9,875     7,048    (1,150)   23,464       592
Income tax expense
 (benefit)              3,302     3,228      (355)    9,264      (178)
                     --------- --------- --------- --------- ---------
Net income (loss)      $6,573    $3,820     $(795)  $14,200      $770
                     ========= ========= ========= ========= =========


Earnings (loss) per
 share
   Basic                $0.17     $0.10    $(0.02)    $0.38     $0.02
   Diluted              $0.17     $0.10    $(0.02)    $0.37     $0.02

Weighted average
 shares for basic
 earnings per share    37,887    37,702    37,638    37,750    37,606

Adjusted weighted
 average shares for
 diluted earnings
 per share             38,442    38,010    37,638    38,048    37,646


                      BUCKEYE TECHNOLOGIES INC.
                     CONSOLIDATED BALANCE SHEETS
                            (In thousands)


                                                  March 31    June 30
                                                     2007      2006
                                                 ----------- ---------
                                                 (unaudited)

Current assets:
     Cash and cash equivalents                      $15,497    $8,734
     Accounts receivable, net                       114,900   112,758
     Inventories                                     82,851    98,567
     Deferred income taxes and other                  8,687     8,473
                                                 ----------- ---------
          Total current assets                      221,935   228,532

     Property, plant and equipment, net             524,066   531,898
     Goodwill                                       147,091   149,106
     Intellectual property and other, net            35,881    38,677
                                                 ----------- ---------
Total assets                                       $928,973  $948,213
                                                 =========== =========


Liabilities and stockholders' equity
Current liabilities:
     Trade accounts payable                         $34,124   $32,973
     Accrued expenses                                53,311    47,076
     Current portion of capital lease obligations       399       627
     Current portion of long-term debt               54,615     1,294
                                                 ----------- ---------
          Total current liabilities                 142,449    81,970

     Long-term debt                                 416,629   519,414
     Deferred income taxes                           40,496    35,686
     Capital lease obligations                          356       755
     Other liabilities                               21,761    20,671
     Stockholders' equity                           307,282   289,717
                                                 ----------- ---------
Total liabilities and stockholders' equity         $928,973  $948,213
                                                 =========== =========

                      BUCKEYE TECHNOLOGIES INC.
                CONSOLIDATED STATEMENTS OF CASH FLOWS
                             (unaudited)
                            (In thousands)

                                                    Nine Months Ended
                                                   -------------------
                                                   March 31, March 31,
                                                      2007      2006
                                                   -------------------
OPERATING ACTIVITIES
-------------------------------------------------
Net income                                          $14,200      $770
Adjustments to reconcile net income to
  net cash provided by operating activities:

 Impairment of long-lived assets                          -     1,469
 Depreciation                                        36,454    34,947
 Amortization                                         2,354     2,408
 Loss on early extinguishment of debt                   737       151
 Deferred income taxes and other                      6,479    (2,887)
 Gain on sale of assets held for sale                  (355)        -
 Change in operating assets and liabilities
  Accounts receivable                                (1,523)    6,375
  Inventories                                        15,881    (8,758)
  Other assets                                         (754)   (4,267)
  Accounts payable and other liabilities              6,631    (5,168)
                                                   --------- ---------
Net cash provided by operating activities            80,104    25,040

INVESTING ACTIVITIES
 Purchases of property, plant & equipment           (26,235)  (41,179)
 Proceeds from sale of assets                           521        42
 Other                                                 (380)     (376)
                                                   --------- ---------
Net cash used in investing activities               (26,094)  (41,513)

FINANCING ACTIVITIES
 Net borrowings (payments) under line of credit         368    33,486
 Payments on long term debt and other               (50,127)  (16,636)
 Net proceeds from sale of equity interests           2,308       549
                                                   --------- ---------
Net cash provided by (used in) financing
 activities                                         (47,451)   17,399
                                                   --------- ---------

Effect of foreign currency rate fluctuations on
 cash                                                   204       294

Increase in cash and cash equivalents                 6,763     1,220
                                                   --------- ---------
Cash and cash equivalents at beginning of period      8,734     9,926
                                                   --------- ---------
Cash and cash equivalents at end of period          $15,497   $11,146
                                                   ========= =========


                      BUCKEYE TECHNOLOGIES INC.
                     SUPPLEMENTAL FINANCIAL DATA
                             (unaudited)
                            (In thousands)

                          Three Months Ended        Nine Months Ended
                     -------------------------------------------------
SEGMENT RESULTS      March 31, December  March 31, March 31, March 31,
                        2007    31, 2006    2006      2007      2006

                     --------- --------- --------- --------- ---------
Specialty Fibers
 Net sales           $135,398  $130,126  $127,223  $400,399  $379,682
 Operating income
  (a)                  15,948    13,194     7,010    41,430    28,732
 Depreciation and
  amortization (b)      7,901     7,859     7,439    23,458    22,119
 Capital
  expenditures          8,727     6,083     5,999    20,383    38,591

Nonwoven Materials
 Net sales            $65,386   $62,488   $61,171  $192,841  $176,957
 Operating income
  (a)                   5,873     4,846     5,105    16,698    10,404
 Depreciation and
  amortization (b)      3,898     3,965     3,842    12,034    11,942
 Capital
  expenditures          1,845       580       484     2,842     1,489

Corporate
 Net sales            $(7,775)  $(7,884)  $(6,987) $(24,095) $(21,522)
 Operating loss (a)    (2,263)     (702)   (2,352)   (3,745)   (6,332)
 Depreciation and
  amortization (b)        844       851       802     2,649     2,489
 Capital
  expenditures          1,338     1,057       338     3,010     1,099

Total
 Net sales           $193,009  $184,730  $181,407  $569,145  $535,117
 Operating income
  (a)                  19,558    17,338     9,763    54,383    32,804
 Depreciation and
  amortization (b)     12,643    12,675    12,083    38,141    36,550
 Capital
  expenditures         11,910     7,720     6,821    26,235    41,179

(a) Asset impairment and restructuring costs are included in operating income for the corporate segment.

(b) Depreciation and amortization includes depreciation, depletion and amortization of intangibles.

                          Three Months Ended        Nine Months Ended
                     ----------------------------- -------------------
ADJUSTED EBITDA      March 31, December  March 31, March 31, March 31,
                        2007    31, 2006    2006      2007      2006

                     --------- --------- --------- --------- ---------

Income (loss)          $6,573    $3,820     $(795)  $14,200      $770
Income tax expense
 (benefit)              3,302     3,228      (355)    9,264      (178)
Net interest expense    9,701    10,124    10,691    30,232    30,703
Amortization of debt
 costs                    319       316       370       979     1,116
Early extinguishment
 of debt                   85        96         -       737       151
Depreciation,
 depletion and
 amortization          12,643    12,675    12,083    38,141    36,550
                     --------- --------- --------- --------- ---------
EBITDA                 32,623    30,259    21,994    93,553    69,112
Interest income            75       101       133       244       543
Asset impairments           -         -     1,469         -     1,469
Loss on disposal of
 assets (c)               423       107       278       638       524
Gain on sale of
 assets held for
 sale                       -         -         -      (355)        -
Restructuring
 charges (d)                -        11       333        24     3,425
                     --------- --------- --------- --------- ---------
Adjusted EBITDA       $33,121   $30,478   $24,207   $94,104   $75,073
                     ========= ========= ========= ========= =========

We calculate EBITDA as earnings before cumulative effect of change in accounting plus net interest expense, income taxes and depreciation and amortization. Adjusted EBITDA further adjusts EBITDA by adding back the following items: interest income, cumulative effect of changes in accounting, asset impairment charges, restructuring charges and other (gains) losses. You should not consider adjusted EBITDA to be an alternative measure of our net income, as an indicator of operating performance; or our cash flow, as an indicator of liquidity. Adjusted EBITDA corresponds with the definition contained in our US revolving credit facility and it provides useful information concerning our ability to comply with debt covenants. Although we believe adjusted EBITDA enhances your understanding of our financial condition, this measure, when viewed individually, is not a better indicator of any trend as compared to other measures (e.g., net sales, net earnings, net cash flows, etc.).

c) The definition of Adjusted EBITDA limits the add back of losses on disposal of assets to $1.0 million for any 12 month period. Since we exceeded the $1.0 million threshold during the three months ended March 31, 2007, our add back was limited to $423 of the $486 of losses recorded during the quarter.

d) The definition of Adjusted EBITDA limits the add back of restructuring charges to costs incurred from January 1, 2005 through December 31, 2006. Therefore, restructuring charges of $1,201 incurred in the three months ended March 31, 2007 have not been added back.

On March 31, 2007 we had borrowing capacity of $61.5 million on the revolving credit facility. The portion of this amount that we could borrow will depend on our financial results and ability to comply with certain borrowing conditions under the revolving credit facility.


                      BUCKEYE TECHNOLOGIES INC.
                     SUPPLEMENTAL RECONCILIATIONS
                             (unaudited)
                (In thousands, except per share data)



                                     Three Months Ended    Nine Months
                                                              Ended
                                   ======================= -----------
                                   March 31,    December   March 31,
                                      2006      31, 2006      2006
                                    reconciled  reconciled  reconciled
                                    to March    to March    to March
                                     31, 2007    31, 2007    31, 2007
NET SALES RECONCILIATION
                                   ----------------------- -----------

Net sales                              $181.4      $184.7      $535.1
  Volume (1)                             (2.0)        1.8        (7.2)
  Pricing (2)                             7.8         5.7        21.0
  Product sales mix and other (3)         5.8         0.8        20.2
                                   ----------------------- -----------
Net sales                              $193.0      $193.0      $569.1
                                   =========== =========== ===========

(1) Volume relates to the change in volume on comparable products

(2) Pricing relates to the changes in unit prices on comparable products

(3) Product sales mix relates to the impact of changes in the mix of products shipped. Other includes the impact of changes in foreign currency exchange rates have on the currency translation of sales denominated in currencies other than the US dollar.


                                     Three Months Ended    Nine Months
                                                              Ended
                                   ----------------------- -----------
                                   March 31,    December   March 31,
                                      2006      31, 2006      2006
                                    reconciled  reconciled  reconciled
                                    to March    to March    to March
                                     31, 2007    31, 2007    31, 2007
EARNINGS PER SHARE RECONCILIATION
 (4)
                                   ----------------------- -----------

EARNINGS (LOSS) PER SHARE              $(0.02)      $0.10       $0.02
  Volume (a) (5)                        (0.02)       0.00        0.03
  Pricing / product mix (a) (6)          0.16        0.10        0.38
  Costs (a) (7)                          0.01       (0.04)      (0.07)
  Impact of Americana, Brazil
   facility transition (8)               0.05       (0.01)      (0.01)
  Restructuring, impairment, early
   debt extinguishment costs             0.01       (0.02)       0.05
  Corporate / Other (9)                 (0.02)       0.04       (0.03)
                                   ----------------------- -----------
EARNINGS PER SHARE                      $0.17       $0.17       $0.37
                                   =========== =========== ===========
(a) Excludes impact of Americana facility transition

(4) All calculations are net of taxes

(5) Volume - Changes in volume on comparable products at prior period gross margins (price, unit cost and mix are at the same levels as the prior quarter).

(6) Pricing / Product Mix - Impact of changes in selling prices (on comparable products) and changes in the mix of products shipped.

(7) Costs - Changes in production volume, energy related prices, price and usage of chemicals and raw materials, transportation costs, direct spending and selling, research and administrative expenses.

(8) Americana impact is shown separately.

(9) Corporate / Other - Net interest expense, intangible amortization, foreign exchange gain(loss), gain(loss) on sale of assets, other income(expense), and tax adjustments and changes in tax rate.


    CONTACT: Buckeye Technologies Inc.
             Steve Dean, 901-320-8352
             Vice President
             and Chief Financial Officer
             or
             Shirley Spears, 901-320-8125
             Investor Relations
             www.bkitech.com